Exhibit 10.19

Confidential Treatment Requested by Carbonite, Inc.

200 QUANNAPOWITT PARKWAY

WAKEFIELD, MASSACHUSETTS

(the “Building”)

FOURTH AMENDMENT TO DATACENTER LEASE (“Fourth Amendment”)

Execution Date: February 14, 2013

LANDLORD:	GIP Wakefield, LLC, a Delaware limited liability company

TENANT:	Carbonite, Inc., a Delaware corporation

EXISTING PREMISES:	Original Premises:	Approximately 3,100 square feet of area on the [***] floor of the Building (Suite [***]), caged as shown on Exhibit “A” attached to the Lease. The Original Premises are used for datacenter purposes and were leased pursuant to the Data Center Lease.

	Additional Premises:	Approximately 1,094 square feet of area on the [***] ([***]) floor of the Building (Suite [***]), as shown on Exhibit “A”, Second Amendment, dated March 31, 2012. The Additional Premises are used for datacenter purposes and were leased pursuant to the Second Amendment. The Original Premises and the Additional Premises are sometimes referred to collectively herein as the “Existing Data Center Premises”.

	Original OS Tenant Space:	Approximately 420 rentable square feet in Suite [***], as depicted on the diagram of the OS Tenant Space contained on Exhibit “A”, attached to the Office Space Rider. The Original OS Tenant Space is used for office purposes and was leased pursuant to the Office Rider.

	Additional OS Tenant Space:	Approximately 490 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Additional OS Tenant Space is used for office purposes and was leased pursuant to the Third Amendment.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidental Treatment Requested by Carbonite, Inc.

POP Tenant Space:

POP Premises: One (1) one-quarter rack in the POP Room, as set forth on Exhibit “A” attached to the POP Room Rider (see, however, Section 11 below)

POP Pathway: As shown on Exhibit C to the Data Center Lease

	Storage Space:	Approximately 950 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Storage Space is used for storage purposes and was leased pursuant to the Third Amendment

DATE OF LEASE:	June 3, 2011

COMMENCEMENT DATE OF LEASE:	August 1, 2011

PREVIOUS LEASE AMENDMENTS:	First Amendment to Datacenter Lease dated as of September 15, 2011 Second Amendment to Datacenter Lease dated March 31, 2013 Third Amendment to Datacenter Lease dated June 11, 2012

TERMINATION DATE:	September 30, 2015 (co-terminus with the term of the Lease with respect to the Existing Premises)

FOURTH AMENDMENT PREMISES:	Approximately 855 square feet of area on the [***] ([***]) floor of the Building, known as Suite [***], as shown on Exhibit A, Fourth Amendment, a copy of which is attached hereto and incorporated by reference herein. The Fourth Amendment Premises are to be used for data center purposes.

WHEREAS, Tenant desires that Landlord demise to Tenant additional space (i.e., the Fourth Amendment Premises”) to be used for data center purposes which would provide Tenant with an additional 142.5 kW of electrical capacity;

WHEREAS, Landlord is willing to lease the Fourth Amendment Premises upon the terms and conditions hereinafter set forth;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidental Treatment Requested by Carbonite, Inc.

NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the “Lease”), is hereby further amended as follows (capitalized terms, as used herein, shall have the same meaning as set forth in the Lease, except to the extent otherwise set forth in this Fourth Amendment):

1. DEMISE OF THE FOURTH AMENDMENT PREMISES

Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the Fourth Amendment Premises for a Term commencing on the Execution Date, and terminating on September 30, 2015 (i.e., co-terminus with the term of the Lease with respect to the Existing Premises and Additional Premises). Said demise of the Fourth Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Data Center Premises (including, without limitation, Tenant’s Extension Options, as set forth in Section 2.3 of the Lease), except to the extent inconsistent with the provisions of this Fourth Amendment. As of the Fourth Amendment Premises Commencement Date, the term “Premises”, whenever it is used in the Lease, as hereby amended, shall be deemed to refer to both the Existing Premises, the Additional Premises, and including this Fourth Amendment Premises.

2. BASE RENT WITH RESPECT TO FOURTH AMENDMENT PREMISES

A. Tenant shall have no obligation to pay Base Rent with respect to the Fourth Amendment Premises prior to April 1, 2013 (“Fourth Amendment Premises Rent Commencement Date”). Tenant shall not be entitled to a Rent Credit, as defined in the Lease, with respect to the Fourth Amendment Premises.

B. Base Rent with respect to the Fourth Amendment Premises shall be as follows:

Time Period	Monthly Base Rent
4/1/13-7/31/13:	$[***]
8/1/13-7/31/14:	$[***]
8/1/14-7/31/15:	$[***]
8/1/15-9/30/15:	$[***]

First Extension Term

Time Period	Monthly Base Rent
10/1/15-7/31/16:	$[***]
8/1/16-7/31/17:	$[***]
8/1/17-7/31/18:	$[***]
8/1/18-9/30/18:	$[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidental Treatment Requested by Carbonite, Inc.

Second Extension Term

Time Period	Monthly Base Rent
10/1/18-7/31/19:	$[***]
8/1/19-7/31/20:	$[***]
8/1/20-7/31/21:	$[***]
8/1/21-9/30/21:	$[***]

Third Extension Term:

See Section 2.3.3 of the Lease

Fourth Extension Term:

See Section 2.3.3 of the Lease

One Year Extension Term:

See Section 2.3.3 of the Lease

3. PREPARATION OF THE FOURTH AMENDMENT PREMISES FOR TENANT’S USE

Landlord shall, at Landlord’s cost and expense, install a Building standard cage in the Fourth Amendment Premises (“Landlord’s Work”). Landlord shall substantially complete Landlord’s Work on or before January 31, 2013.

4. ADDITIONAL RENT

A. The Tax Base Year with respect to the Fourth Amendment Premises shall mean and refer to fiscal tax year 2013 (i.e. July 1, 2012-June 30, 2013).

B. Tenant’s Proportionate Share with respect to the Fourth Amendment Premises shall be .41%.

5. PARKING

Tenant shall not be entitled to any additional parking with respect to the Fourth Amendment Premises.

6. SIGNAGE

Tenant shall not be entitled to any additional signage with respect to the Fourth Amendment Premises.

7. EXHIBIT “F” – SERVICE LEVEL

Exhibit “F” to the Lease shall apply to the Fourth Amendment Premises, except that, commencing as of the Fourth Amendment Premises Commencement Date, the Electricity Consumption Threshold for the entirety of the Premises shall be 665kW.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

8. TENANT’S EXPANSION RIGHT

The parties hereby acknowledge that, as the result of Tenant’s demise of: (i) the Additional Premises pursuant to the Second Amendment, and (ii) the Fourth Amendment Premises pursuant to this Fourth Amendment, there remains only 335 kW of electrical capacity available in Suite 140. Therefore, the parties hereby agree that the provisions of Section 1.7 of the Lease shall remain in force and effect so that Tenant may have an additional opportunity to lease additional premises in the Building, subject to, and in accordance with, the provisions of said Section 1.7, however, the first sentence of said Section 1.7 is deleted in its entirety, and the following is substituted in its place:

“Subject to the terms and conditions set forth in this Section 1.7, Tenant shall have a one-time right to request that Landlord demise to Tenant additional Data Center space in the Building (“Data Center Expansion Area”) which would provide Tenant with approximately an additional 335 kW of capacity.”

9. DEFINITION OF POP PREMISES

Notwithstanding anything to the contrary in the Lease contained, the parties confirm and agree that the POP Premises consist of the areas shown on Exhibit B, Fourth Amendment, a copy of which is attached hereto. Exhibit A to the Pop Room Rider is hereby deleted and Exhibit B, Fourth Amendment is substituted in its place.

10. BROKER

Each party hereto represents to the other that the representing party has not engaged, dealt with or been represented by any broker in connection with this Fourth Amendment other than Jones Lang LaSalle New England, LLC (“Broker”), who represented Landlord and for whose fees Landlord shall be solely responsible, pursuant to a separate agreement between the Broker and Landlord.

11. CONFLICT

In the event that any of the provisions of the Lease are inconsistent with this Fourth Amendment or the state of facts contemplated hereby, the provisions of this Fourth Amendment shall control.

12. RATIFICATION

As hereby amended, the Lease is ratified, approved and confirmed in all respects.

EXECUTED under seal as of the Execution Date.

LANDLORD:

GIP WAKEFIELD, LLC, a Delaware limited liability company

By:	GIP Wakefield Holding Company, LLC, a Delaware limited liability company, its Member

	By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member

		By:	Digital Realty Trust, Inc. a Maryland corporation, its General Partner

			By:	/s/ Robert Holmes
			Name:	Robert Holmes
			Title:	Vice President

TENANT:

CARBONITE, INC., a Delaware corporation

By:	/s/ Anthony Folger
Print Name:	Anthony Folger
Title:	CFO

Confidental Treatment Requested by Carbonite, Inc.

EXHIBIT A, FOURTH AMENDMENT

FOURTH AMENDMENT PREMISES

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidental Treatment Requested by Carbonite, Inc.

EXHIBIT B, FOURTH AMENDMENT

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.